                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    IVY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     IVY INTERNATIONAL SMALL COMPANIES FUND

                                   A SERIES OF
                                    IVY FUND

                           VIA MIZNER FINANCIAL PLAZA
                           700 SOUTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA 33432


                                                               December 18, 1998

Dear Shareholders:


     You are cordially invited by the Board of Trustees of Ivy Fund (the "Trust"), on behalf of Ivy International Small Companies Fund (the "Fund"), to attend a Special Meeting of Shareholders (the "Special Meeting") on January 29, 1999 at 10:00 a.m., Eastern time, at the offices of the Trust, to consider a recommendation which is important to you and your Fund.



     The proposal to be voted on at the Special Meeting is reviewed in detail in the enclosed Notice and Proxy Statement. The proposal seeks your approval of a subadvisory agreement pursuant to which Henderson Investment Management Limited ("Henderson") will serve as subadviser to 50% of the net assets of your Fund. PLEASE NOTE THAT THE SUBADVISORY AGREEMENT WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES OR OTHER EXPENSES FOR THE FUND. Approval of the subadvisory agreement will enable the Fund to benefit from the significant international investment expertise of Henderson, a registered investment adviser which, together with its affiliates, has over US$69 billion under management.


     The Board of Trustees has carefully considered the proposal to be voted on at this Special Meeting and unanimously recommends your approval of the new subadvisory agreement.

     If you have any questions related to the Special Meeting and/or the Proxy Statement, please call us at 1-800-777-6472.


     Thank you for your participation in this process and your investment in our funds.


Sincerely,

/s/ Michael G. Landry

Michael G. Landry
Chairman of the Board

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE SPECIAL
MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                            NOTICE OF SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                     IVY INTERNATIONAL SMALL COMPANIES FUND

                                   A SERIES OF
                                    IVY FUND



     A Special Meeting of the Shareholders (the "Special Meeting") of Ivy International Small Companies Fund (the "Fund"), a series of Ivy Fund (the "Trust"), will be held on January 29, 1999, at 10:00 a.m., Eastern time, at the offices of the Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432 for the following purpose:



     PROPOSAL: To approve or disapprove a Subadvisory Agreement for the Trust, on behalf of the Fund, between Ivy Management, Inc. and Henderson Investment Management Limited.


     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 8, 1998 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.


     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.



                                          By order of the Board of Trustees,


                                          /s/ C. William Ferris

                                          C. William Ferris
                                          Secretary


December 18, 1998


IMPORTANT -- WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                     IVY INTERNATIONAL SMALL COMPANIES FUND

                                   A SERIES OF
                                    IVY FUND

                            VIA MIZNER FINANCIAL PLAZA
                           700 SOUTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA 33432

                                PROXY STATEMENT
                               DECEMBER 18, 1998




     This Proxy Statement is given to you to provide information you should review before voting on the matter listed in the Notice of Special Meeting on the previous page for Ivy International Small Companies Fund ("Small Companies Fund" or the "Fund"), a series of Ivy Fund (the "Trust"). Your Fund's Board of Trustees (the "Trustees") is soliciting your vote for a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at the offices of the Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on January 29, 1999, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.



     This Proxy Statement describes the matter that will be voted on at the Special Meeting (the "Proposal"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about December 21, 1998.



     A copy of the Fund's Annual Report for the fiscal year ended December 31, 1997, was mailed to its shareholders on or about February 28, 1998, and the Fund's Semiannual Report for the period ended June 30, 1998 was mailed to its shareholders on or about August 30, 1998. If you did not receive an Annual Report or Semiannual Report for your Fund, you may request one, without charge, by writing to Ivy Mackenzie Services Corp., P.O. Box 3022, Boca Raton, Florida 33431-0922, or by calling 1-800-777-6472.



     Shareholders of record on December 8, 1998 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the Record Date, the Fund offered Class A, Class B, Class C, Class I and Advisor Class shares. All classes of shares of the Fund have the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any; (b) the different distribution and/or service fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Shareholders of the Fund will vote as a single class regardless of which class of the Fund's shares they own. The table below sets forth the number of shares outstanding for each class of the Fund as of the Record Date.



                                                           NUMBER OF SHARES
                                                           OUTSTANDING AS OF
     SMALL COMPANIES FUND                                  DECEMBER 8, 1998
     --------------------                                  -----------------
     Class A.............................................     103,124.768
     Class B.............................................     115,688.596
     Class C.............................................     127,706.934
     Class I.............................................           0.000
     Advisor Class.......................................           0.000



     Appendix 1 sets forth the beneficial owners of at least 5% of each class of the Fund's shares. To the best of the Trust's knowledge, as of the Record Date, no person owned beneficially more than 5% of any class of the Fund, except as stated in Appendix 1. In addition, to the best of the Trust's knowledge, none of the Trustees owned shares of any class of the Fund as of the Record Date.



     In the event that a quorum of shareholders is not represented at the Special Meeting, the Meeting may be adjourned until a quorum exists, or, even if a quorum is represented, the Meeting may be adjourned until sufficient votes to approve the proposal are received. A majority of the shares of the Fund entitled to vote must be present at the Special Meeting to have a quorum to conduct business. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. The persons named as proxies may propose and vote for one or more adjournments of the Special Meeting in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote Fund shares in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against the Proposal.



     The Proposal requires the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" of the Fund means the lesser of: (i) 67% of the Fund's shares present at the Special Meeting, if the holders of more than 50% of the shares of the Fund then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. As noted above, shareholders of the Fund will vote as a single class regardless of which class of the Fund's shares they own. If the vote is determined on the basis of the affirmative vote of 67% of the Fund's shares present at the Special Meeting, as described in clause (i) of the first sentence of this paragraph, abstentions will not constitute "yes" or "no" votes for the Proposal and will be disregarded in determining the voting securities present, while broker non-votes will be treated as shares that are present and will have the effect of a "no" vote on the Proposal. If the Proposal is determined on the basis of obtaining the affirmative vote of more than 50% of all the outstanding voting securities of the Fund, as described in clause (ii) above, broker non-votes will have the effect of a "no" vote on the Proposal.



     The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Votes may be revoked by written notice to Ivy Management, Inc. ("IMI") prior to the Special Meeting or by attending the Meeting in person and indicating that you want to vote your shares.



     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.



                                    PROPOSAL
                APPROVAL OF A SUBADVISORY AGREEMENT FOR THE FUND



     The Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), have unanimously approved, and recommend that the shareholders of the Fund approve, a subadvisory agreement for the Trust, on behalf of the Fund (the "Subadvisory Agreement"), between IMI and Henderson Investment Management Limited ("Henderson"). A copy of the form of the Subadvisory Agreement is included with this Proxy Statement as Exhibit A.


WHAT ARE THE SIGNIFICANT PROVISIONS OF THE TRUST'S INVESTMENT ADVISORY AGREEMENT WITH IMI?


     IMI acts as the Fund's investment adviser pursuant to a Master Business Management and Investment Advisory Agreement dated December 31, 1991, as amended, entered into between IMI and the Trust, on behalf of the Fund and the other series of the Trust (the "Advisory Agreement"). The Advisory Agreement was approved on behalf of Small Companies Fund by the Trust's Board of Trustees on December 7, 1996, and by the Fund's sole shareholder on December 13, 1996. The Advisory Agreement gives IMI the authority to select securities for the Fund subject to policy decisions adopted by the Trust's Board of Trustees. Under the Advisory Agreement, IMI may, subject to the Fund's obtaining initial and periodic approvals required under Section 15 of the 1940 Act, retain a subadviser with respect to the Fund, at IMI's own cost and expense.

     The Advisory Agreement states that IMI is responsible for supervising the Fund's business and affairs and providing such services reasonably necessary for the operation of the Fund as are not provided by employees or other agents engaged by the Fund; provided that IMI will not have any obligation to provide any direct or indirect services to the Fund's shareholders, any services related to the distribution of the Fund's shares, or any other services which are the subject of a separate agreement or arrangement between the Fund and IMI. Subject to the foregoing, in providing business management services under the Advisory Agreement, IMI, at its expense, is responsible for coordinating with the Fund's custodian and monitoring the services it provides to the Fund; coordinating with and monitoring any other third parties furnishing services to the Fund; providing the Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; providing the services of individuals competent to perform administrative and clerical functions which are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangement with the Fund; maintaining or supervising the maintenance by third parties of such books and records of the Trust as may be required by applicable federal and state law; authorizing and permitting IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and taking such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission (the "SEC") and of state securities commissions and other regulatory agencies.

     Except as provided in the foregoing paragraph or in any separate agreement between the Fund and IMI, the Trust is responsible under the Advisory Agreement for all of its expenses and liabilities, including: the fees and expenses of the Trust's Independent Trustees; the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; interest expenses; taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; accounting and legal costs; insurance premiums; fees and expenses of the Trust's custodian and transfer agent and any related services; expenses of obtaining quotations of portfolio securities and of pricing shares; expenses of maintaining the Trust's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and fees and expenses of membership in industry organizations.

     The Advisory Agreement provides that it will be effective with respect to the Fund from year to year so long as the continuance is approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trust's entire Board of Trustees, and (ii) by the vote cast in person at a meeting called for that purpose, of a majority of the Trust's Independent Trustees. The Advisory Agreement will terminate automatically if there is an assignment of the Agreement, as defined in the 1940 Act. It can be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to IMI or by IMI on 60 days' written notice to the Trust.


WHAT IS THE FUND'S POLICY REGARDING BROKERAGE TRANSACTIONS?


     The Advisory Agreement allows IMI to place trades through brokers of its choosing. Under the Advisory Agreement, on occasions when IMI deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, IMI, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. As set forth in the Fund's disclosure documents, IMI also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by IMI in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

     All portfolio transactions are effected at the best price and execution obtainable. IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Fund or the Trust. IMI may consider sales of shares of the Fund as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI does not, however, execute brokerage transactions other than at the best price and execution.


WHO IS IMI?

     IMI is a Massachusetts corporation organized in 1983. It currently has its principal offices at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida. IMI, registered with the SEC as an investment adviser, is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation with its principal offices at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to certain other series of the Trust.

     The principal occupations and positions of IMI's principal executive officer, directors and certain other executive officers are as follows:

NAME*                                  PRINCIPAL OCCUPATION
-----                                  --------------------
Michael G. Landry**..................  Director and Chairman of IMI; President, Chief Executive
                                       Officer and Director of MIMI.
James W. Broadfoot...................  President and Chief Investment Officer of IMI; Senior Vice
                                       President of MIMI.
Keith J. Carlson.....................  Director and Senior Vice President of IMI; Executive Vice
                                       President and Chief Operating Officer of MIMI.
C. William Ferris....................  Senior Vice President of IMI; Senior Vice President and
                                       Chief Financial Officer of MIMI.
Harold P. Hands......................  Director of IMI; Executive Vice President, Legal of MFC.
James L. Hunter......................  Director of IMI; President and Chief Executive Officer of
                                       MFC.
Neil Lovatt..........................  Director of IMI; Chairman of MIMI; Vice Chairman and Chief
                                       Investment Officer of MFC.

---------------

 * The principal business address of Messrs. Landry, Broadfoot, Carlson and Ferris is 700 South Federal Highway, Boca Raton, Florida 33432. The principal business address of Messrs. Hands, Hunter and Lovatt is 150 Bloor Street, West, Toronto, Ontario, M5S 3B5 Canada.
** Principal Executive Officer of IMI.

     Mr. Landry serves as a Trustee and Chairman of the Trust, Mr. Carlson as a Trustee and President of the Trust, Mr. Broadfoot as a Vice President of the Trust and Mr. Ferris as the Trust's Secretary and Treasurer.


     For its services to the Fund, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. As of November 30, 1998, Small Companies Fund's net assets were $3,138,064. For the Fund's fiscal year ended December 31, 1997, IMI received investment advisory fees totaling $28,799. During such fiscal year, IMI had voluntarily agreed to limit the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. Accordingly, IMI reimbursed expenses of $68,465 to the Fund. This voluntary expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its return may be reduced.

WHO ARE THE FUND'S AFFILIATED SERVICE PROVIDERS AND WHAT FEES DID THEY RECEIVE FROM THE FUND LAST YEAR?

     MIMI provides certain accounting and pricing services for the Fund and also furnishes various administrative services for the Fund, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of federal and state income tax returns, financial statements, and periodic reports to shareholders, as well as assisting the Trust's legal counsel with the filing of registration statements, proxies and other required filings under federal and state law. Ivy Mackenzie Distributors, Inc. ("IMDI"), an affiliate of IMI with its principal offices located at the same address as IMI, serves as the Fund's distributor. Ivy Mackenzie Services Corp. ("IMSC"), an affiliate of IMI, P.O. Box 3022, Boca Raton, Florida 33431-0922, is the transfer agent and dividend-paying agent for the Fund, and also provides certain shareholder-related services. These entities will continue to provide services to the Fund if the Subadvisory Agreement is approved.

     The table below describes the fees that the Fund paid to service providers affiliated with IMI for providing their respective services for Small Companies Fund's fiscal year ended December 31, 1997. Information is not provided for the Fund's Advisor Class shares, which had not commenced operations as of December 31, 1997.



                                                                                           IMSC:
                                                                                        TRANSFER AND
                             MIMI:          MIMI:                                       SHAREHOLDER
                              FUND      ADMINISTRATIVE       IMDI:          IMDI:        SERVICING
                           ACCOUNTING      SERVICES      UNDERWRITING*   12B-1 FEES**    AGENT FEES
                           ----------   --------------   -------------   ------------   ------------
Small Companies Fund.....   $18,633         $2,880          $5,425
  Class A................                                                  $ 2,266         $2,306
  Class B................                                                  $ 6,742         $2,114
  Class C................                                                  $12,992         $3,023
  Class I................                                                                  $    0


---------------


 * As underwriter and distributor of the Fund's shares, IMDI purchases shares from the Fund at net asset value to settle orders from investment dealers. The amount shown represents the net amount of underwriting discount retained by IMDI during the period.
** Under service and distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund reimburses IMDI for service fee payments made to brokers with respect to its Class A, B and C shares. Class B and Class C shares are also subject to an ongoing distribution fee. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund.


WHY IS IMI PROPOSING A SUBADVISORY ARRANGEMENT?


     IMI believes that the addition of Henderson as subadviser to the Fund will expand the investment expertise available to IMI in managing the Fund's investments in international markets, particularly Europe, due to Henderson's demonstrated ability to identify international investment opportunities. Henderson's investment style is top down. The process is designed to add value to Henderson's clients' portfolios from asset allocation, sector and theme selection and stock selection. This is important from a risk control veiwpoint as Henderson is not reliant on any one aspect of their investment process to achieve their clients' performance targets. IMI believes that the expertise of Henderson in managing assets internationally will help the Fund to better achieve its investment objectives.


WHO IS HENDERSON?


     Henderson, an United Kingdom corporation organized in 1984, maintains its registered office at 3 Finsbury Avenue, London, England EC2M 2PA. Henderson, a wholly owned subsidiary of Henderson plc, which is located at the same address as Henderson, is registered with the SEC as an investment adviser and provides international and global investment management services to institutional and individual investors and investment companies. Henderson plc is owned by AMP Limited, an Australian life insurance and financial services company located at AMP Building, 24th Floor, 33 Alfred Street, Sydney, New South Wales 2000 Australia. Henderson plc is a wholly owned subsidiary of AMP Limited. As of November 30, 1998, Henderson, together with its affiliates, managed in excess of US$69 billion of assets.

     Dugald M. Eadie is the principal executive officer of Henderson and Michael
D. Hooper is the Compliance Officer of Henderson. Henderson is governed by a Management Team comprised of the following individuals:

NAME*                                  PRINCIPAL OCCUPATION
-----                                  --------------------
George Ian Buckley...................  Director of Asset Management
Lee Barnet...........................  Director of I.T. Strategy
Dugald M. Eadie......................  Managing Director
Mark J. Lund.........................  Director of Global Distribution
Anthony C. J. Solway.................  Director of Administration
Michael H. Robinson..................  Director of Human Resources
Mark V. Phythian-Adams...............  Director of Investment Trusts and of Legal and Compliance
Christian R. Jago....................  Director of Operations
N. Toby Hiscock......................  Director of Finance

---------------

* Each person's principal business address is 3 Finsbury Avenue, London EC2M 2PA, England.


     No officer or Trustee of the Trust is an officer, employee or director of Henderson. No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, Henderson or any of its affiliates. No Trustee of the Trust has had any direct or indirect material interest in any material transaction since January 1, 1997, or in any material proposed transactions, to which Henderson or any subsidiary was or is to be a party. There is no arrangement or understanding in connection with the Subadvisory Agreement with respect to the composition of the Trust's Board of Trustees or of Henderson's Board of Directors, or with respect to the selection or appointment of any person to any office of any such company.


     Henderson currently serves as subadviser for investment portfolios of other investment companies. A table setting forth the net assets of those investment companies for which Henderson currently serves as subadviser, and which have investment objectives similar to those of the Fund, and the subadvisory fee rates received by Henderson with respect to such investment companies, is attached as Exhibit B to this Proxy Statement.


WHAT ARE THE MATERIAL TERMS OF THE PROPOSED SUBADVISORY AGREEMENT WITH
HENDERSON?


     The Subadvisory Agreement contemplates that Henderson will act as investment counsel with respect to 50% of Small Companies Fund's net assets. Under the Subadvisory Agreement, Henderson is authorized to develop, recommend and implement such investment program and strategy for the Fund as may from time to time be most appropriate to the achievement of the investment objectives of the Fund as stated in its prospectus, to provide research and analysis relative to the investment program and investments of the Fund, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Fund. Henderson is obligated to manage the Fund in accordance with its best judgment and subject to the stated investment policies and restrictions of the Fund and in accordance with the Trust's Declaration of Trust, as amended, and By-laws, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust's Board of Trustees and furnished to Henderson.



     In determining the securities to be purchased or sold with respect to the portion of the Fund's portfolio assets being managed by it, Henderson may purchase securities from or through and sell securities to or through such persons, brokers or dealers as it shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectus and statement of additional information (including amendments) of the Fund or as the Trust's Board of Trustees may direct from time to time. In providing the Fund with investment management and supervision, the Subadvisory Agreement recognizes that Henderson will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to it for its use and to such other considerations as the Trust's Board of Trustees may direct or authorize from time to time.

     On occasions when Henderson deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, Henderson, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Henderson also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, are to be made by Henderson in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. In no instance, however, will the Fund's assets be purchased from or sold to IMI, Henderson, IMDI, or any affiliated person of either the Trust, the Manager, Henderson or IMDI, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

     Under the Subadvisory Agreement, Henderson is obligated to furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of its obligations under this Agreement and to supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request. Henderson must provide the Fund's custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide IMI with such information upon its request. The investment advisory services provided by Henderson under the Subadvisory Agreement are not to be deemed exclusive and Henderson is free to render similar services to others, as long as such services do not impair the services rendered to IMI or the Trust. Furthermore, Henderson must promptly notify IMI of any financial condition that is likely to impair its ability to fulfill its commitment under the Agreement.



     The Subadvisory Agreement, if approved, will be effective February 1, 1999 or, if the Special Meeting is adjourned, as soon as reasonably practicable following the date on which the shareholders approve the Subadvisory Agreement. It will continue in effect until February 1, 2001 and thereafter from year to year if approved by the Trustees on behalf of the Fund, including a majority of the Independent Trustees. It can be terminated at any time, without payment of penalty by the Fund, by vote of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), or by IMI or by Henderson upon 60 days' written notice. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of the Subadvisory Agreement and such breach shall continue 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given. If the Subadvisory Agreement terminates, IMI, the Fund's investment adviser, would automatically assume all management functions for the Fund. Henderson can be held liable to the Trust or IMI as a result of the willful misconduct, bad faith, or gross negligence of Henderson, any of its employees, representatives or affiliates arising out of its responsibilities as subadviser of the Fund under the Subadvisory Agreement.



WHAT WILL IMI PAY HENDERSON UNDER THE SUBADVISORY AGREEMENT ON BEHALF OF THE
FUND?



     The Subadvisory Agreement for the Fund provides that, for the duration of the Agreement, Henderson's subadvisory fee will be paid monthly at an annual rate of 0.50% of the portion of the Fund's average daily net assets managed by Henderson.

     IMI believes this proposed compensation is fair and reasonable for the services being provided by Henderson. The fees are not charged back to, or paid by, the Fund; they are paid by IMI out of its own resources, including fees and charges it receives from or in connection with the Fund.

WHAT ROLE WILL IMI PLAY WITH RESPECT TO THE FUND IF THE SUBADVISORY AGREEMENT IS APPROVED?



     The fees paid by IMI to Henderson are intended to reflect the value of Henderson's services to IMI (and indirectly, the Fund) relative to the total mix of business management and supervisory responsibilities assumed by IMI under its contractual arrangement with the Fund. Under the Advisory Agreement, IMI performs many functions for the Fund beyond portfolio management including reporting to the Board on Fund performance and providing other reports on request; coordinating with, and monitoring, the Fund's other service providers (e.g., its custodian, distributor, and transfer agent); providing office space, telephones and other necessary operational facilities; and providing whatever personnel may be needed to perform administrative or clerical services not performed by the Fund's other service providers. If the Subadvisory Arrangement is approved, IMI will continue to manage a portion of the Fund's portfolio assets and, subject to the limitations in the Subadvisory Agreement, will be responsible for monitoring Henderson's compliance with the Fund's investment objectives and policies (and applicable federal and state securities laws). As is now the case, IMI will oversee, monitor and coordinate the performance of all of the Fund's outside service providers, including its subadviser. IMI will also continue to assume a primary role in reporting to the Board, providing the Board with information necessary to assure the Trustees of the proper and correct functioning of all of the Fund's services and operations. If appointed, Henderson will serve IMI (and indirectly, the Fund) purely as an investment manager. Henderson will focus on its portfolio management function and will not assume any of IMI's responsibilities of dealing on an ongoing basis with inquiries from broker-dealers, shareholders and the Board or of assuring the smooth functioning and overall success of the Fund.


WHAT IS THE BOARD OF TRUSTEES' RECOMMENDATION?


     The Board of Trustees unanimously recommends that shareholders of the Fund vote FOR approval of the Subadvisory Agreement.

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN REACHING ITS RECOMMENDATION?

     The Trustees considered the proposed Subadvisory Agreement with respect to the Fund at a meeting held on December 4, 1998. In preparation for the Board meeting, the Trustees were provided with certain relevant information, including: Henderson's Form ADV, as well as a detailed background of the firm and its principals, Henderson's financial statements, Henderson's performance record achieved on behalf of its clients and assets under management, Henderson's Code of Ethics, information with respect to Henderson's compliance record, Henderson's record of client service and communication, and a copy of the form of Subadvisory Agreement.

     The Trustees acknowledged that approval of the Subadvisory Agreement would mean that the shareholders would receive the benefits of the talents of IMI and Henderson working for the Fund at no additional cost to shareholders.

     In recommending the approval of the Subadvisory Agreement to the shareholders of the Fund, the Board of Trustees considered such factors as it deemed reasonably necessary and appropriate, including: (1) the nature and quality of the services to be provided to the Fund; (2) the compensation to be paid to Henderson; (3) Henderson's financial soundness; (4) the proposed portfolio manager's experience generally and in connection with his management of funds with similar objectives; (5) the performance of the portfolio manager relative to the performance of comparably managed mutual funds; (6) Henderson's personnel, resources, investment methodology, and investment management experience; (7) the total fees paid by the Fund; and (8) the fact that none of the expenses incurred in connection with this proxy solicitation and the related transactions would be borne by the Fund. The Board of Trustees also noted that the advisory fees paid by the Fund to IMI would remain the same and that IMI would pay all fees to Henderson under the Subadvisory Agreement. After considering the above factors, the Board of Trustees, including the Indepen-dent Trustees, voted to approve the Subadvisory Agreement for the Fund and to recommend approval to the Fund's shareholders.


WHAT HAPPENS IF THE SUBADVISORY AGREEMENT IS NOT APPROVED?


     If the Subadvisory Agreement is not approved, IMI would continue as investment adviser to the Fund.

                             ADDITIONAL INFORMATION

     The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be borne by IMI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of IMI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.



     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. It is anticipated that the cost of SCC's solicitation services, which is being borne by IMI, will be approximately $3,000. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.



     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder's instructions on the proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person.


                                 OTHER BUSINESS

     The management of the Trust knows of no other business to be presented at the Special Meeting other than the matter set forth in this Proxy Statement. If any other business properly comes before the Special Meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.

                             SHAREHOLDER PROPOSALS


     The Articles of Incorporation and the By-Laws of the Trust provide that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held in 1999 or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals which shareholders of the Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.


     Please complete the enclosed proxy card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the Special Meeting by written notice to IMI or by submitting a proxy card bearing a later date.


By order of the Board of Trustees,


/s/ C. William Ferris

C. William Ferris
Secretary

                                                                       EXHIBIT A

                                    FORM OF
                             SUBADVISORY AGREEMENT

     AGREEMENT made as of the [ ] day of [ ], 1999, between IVY MANAGEMENT, INC., 700 South Federal Highway, Boca Raton, Florida 33432 U.S.A., a Massachusetts corporation (hereinafter called the "Manager"), and HENDERSON INVESTMENT MANAGEMENT LIMITED, 3 Finsbury Avenue, London, England EC2M 2PA, an United Kingdom corporation (hereinafter called the "Subadviser").

     WHEREAS, Ivy Fund (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager has entered into a Master Business Management and Investment Advisory Agreement dated December 31, 1991, as amended (the "Advisory Agreement"), with the Trust, pursuant to which the Manager acts as investment adviser to a specified portion of the portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a "Fund" and, collectively, the "Funds"); and


     WHEREAS, the Manager desires to utilize the services of the Subadviser as investment subadviser with respect to certain portfolio assets of each Fund; and


     WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:


      1. DUTIES OF THE SUBADVISER. The Subadviser will serve the Manager as investment subadviser with respect to certain portfolio assets of each Fund, as set forth on the attached Schedule A.



        (a) As investment subadviser to the Funds, the Subadviser is hereby authorized and directed and hereby agrees, in accordance with the Subadviser's best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust's Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the "Trust Documents"), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust's Board of Trustees, and provided that the Trust Documents are all furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Funds as may from time to time be most appropriate to the achievement of the investment objectives of the Funds as stated in the aforesaid prospectuses, to provide research and analysis relative to the investment program and investments of the Funds, to determine what securities should be purchased and sold and to monitor on a continuing basis the performance of the portfolio securities of the Funds.


        (b) The Subadviser shall (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Subadviser shall from time to time determine to be necessary or useful to the administration of the Funds.

        (c) The Subadviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of each Fund and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

        (d) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Subadviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers. In no instance, however, will a Fund's assets be purchased from or sold to the Manager, the Subadviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Manager, the Subadviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

        (e) The Subadviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning each Fund's assets and shall provide the Manager with such information upon request of the Manager.

        (f) The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Manager or the Trust.

        (g) The Subadviser shall promptly notify the Manager of any financial condition that is likely to impair the Subadviser's ability to fulfill its commitment under this Agreement.


        (h) The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in a Fund's portfolio. The Manager shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Subadviser.


      2. DELIVERY OF DOCUMENTS TO THE MANAGER. The Subadviser has furnished the Manager with copies of each of the following documents:

        (a) The Subadviser's current Form ADV and any amendments thereto;

        (b) The Subadviser's most recent balance sheet;

        (c) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the custodian and the fund accounting agent of Trust assets for the Funds; and

        (d) The Code of Ethics of the Subadviser as currently in effect.

         The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Subadviser.

      3. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.


      4. COMPENSATION. The Manager shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee with respect to each Fund as set forth on Schedule B. Such fee shall be accrued daily on the basis of the value of the portion of the average daily net assets of the applicable Fund as are then being managed by the Subadviser and shall be payable monthly. If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated accordingly.

      5. PURCHASE AND SALE OF SECURITIES. The Subadviser will determine the securities to be purchased or sold with respect to the portion of each Fund's portfolio assets being managed by it, and shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the prospectuses and statements of additional information (including amendments) of the Funds or as the Trust's Board of Trustees may direct from time to time. In providing the Funds with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research services furnished by brokers or dealers to the Subadviser for its use and to such other considerations as the Trust's Board of Trustees may direct or authorize from time to time.

         Nothing in this Agreement shall be implied to prevent (i) the Manager from engaging other subadvisers to provide investment advice and other services in relation to series of the Trust, or a portion of the portfolio assets of any such series, for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such series; or (ii) the Subadviser from providing investment advice and other services to other funds or clients.

         In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust or the Manager.


      6. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until February 1, 2001, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such February 1 or prior to February 1 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust's Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement or if (a) either party is unable to pay its debts or an administrative or insolvency order is made in respect of a party pursuant to its relevant governing and applicable laws and regulations or (b) a party commits a material breach of any of the terms or conditions of this Agreement and such breach shall continue 30 days after notice in writing, specifying the breach and requiring the same to be remedied, has been given.


      7. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the applicable Fund is obtained in accordance with the requirements of the 1940 Act.

      8. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

      9. REPRESENTATIONS AND WARRANTIES. The Subadviser hereby represents and warrants as follows:

        (a) The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

        (b) The Subadviser has all requisite authority to enter into, execute, deliver and perform the Subadviser's obligations under this Agreement;

        (c) The Subadviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

        (d) The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds ("Registration Statement"), and (ii) each Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager with respect to the disclosure about the Subadviser and the Funds of which the Subadviser has knowledge (the "Subadviser and Fund Information") and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Subadviser has knowledge and do not omit any statement of a material fact of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

     10. COVENANTS. The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

        (a) The Subadviser shall maintain the Subadviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

        (b) The Subadviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

        (c) The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust's Board of Trustees, provided that such procedures are substantially similar to those applicable to similar funds for which the Trust's Board of Trustees is responsible and that such procedures are identified in writing to the Subadviser;

        (d) The Subadviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and the Fund if there are any changes to its organizational structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify Manager of any changes relating to it or the provision of services by it that would cause the Registration Statement, prospectuses or statements of additional information (including amendments) for the Funds to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Subadviser and Fund Information; and

        (e) The Subadviser will manage the portion of each Fund's portfolio assets for which it serves as subadviser under this Agreement in a manner consistent with the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code.

     11. USE OF NAMES.

        (a) The Subadviser acknowledges and agrees that the names Ivy Fund and Ivy Management, Inc, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Funds, the Manager and their affiliates have the right to use such names, abbreviations and logos; and that the Subadviser shall use the names Ivy Fund and Ivy Management, Inc., and associated abbreviations and logos, only in connection with the Subadviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Subadviser agrees to obtain prior written approval from Manager before using or referring to Ivy Fund, and Ivy Management, Inc, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Subadviser from referring to the performance of the Funds in the Subadviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

        (b) The Manager acknowledges that "Henderson" and "Henderson Investors" and abbreviations or logos associated with those names are valuable property of the AMP group of companies and are distinctive in connection with investment advisory and related services provided by the Subadviser, the "Henderson" name is a property right of the Subadviser, and the "Henderson" and "Henderson Investors" names are understood to be used by each Fund upon the conditions hereinafter set forth; provided that each Fund may use such names only so long as the Subadviser shall be retained as the investment subadviser of the Fund pursuant to the terms of this Agreement.

        (c) The Subadviser acknowledges that each Fund and its agents may use the "Henderson" and "Henderson Investors" names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with the prior written approval always of the Subadviser. In the event that the Subadviser shall cease to be the investment subadviser of a Fund, then the Fund at its own or the Manager's expense, upon the Subadviser's written request: (i) shall cease to use the Subadviser's name for any commercial purpose; and
            (ii) shall use its best efforts to cause the Fund's officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. Manager agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.

        (d) The Subadviser hereby agrees and consents to the use of the Subadviser's name upon the foregoing terms and conditions.

     12. REPORTS BY THE SUBADVISER AND RECORDS OF THE FUNDS. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Funds, including information required to be disclosed in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Funds and to discuss the management of them. The Subadviser shall permit the financial statements, books and records with respect to the Funds to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's Registration Statement.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

     13. INDEMNIFICATION. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as subadviser of the Funds
         (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Subadviser and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's Registration Statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     14. JURISDICTION. The Subadviser irrevocably submits to the jurisdiction of any state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Subadviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Subadviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Subadviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Subadviser is subject by a suit upon such judgment, provided that service of process is effected upon the Subadviser in the manner specified in the following paragraph or as otherwise permitted by law.


         As long as the agreement contemplated herein remains in effect, the Subadviser will at all times have an authorized agent in the Commonwealth of Massachusetts upon whom process may be served in any legal action or proceeding in a state or U.S. federal court sitting in the Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Subadviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 2 Oliver Street, Boston, MA 02019 (or at such other address in the Commonwealth of Massachusetts, as said agent may designate by written notice to the Subadviser and the Manager). The Subadviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Subadviser set forth in Section 15 below or to any other address of which the Subadviser shall have given written notice to the Manager. The Subadviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Subadviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Subadviser.


         Nothing in this Section 14 shall affect the right of the Manager to serve process in any manner permitted by law or limit the right of the Manager to bring proceedings against the Subadviser in the courts of any jurisdiction or jurisdictions.

     15. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

        If to the Manager:            IVY MANAGEMENT, INC.
                                      Via Mizner Financial Plaza
                                      700 South Federal Highway
                                      Boca Raton, FL 33432, U.S.A.
                                      Attention: C. William Ferris
        If to the Trust:              IVY FUND
                                      Via Mizner Financial Plaza
                                      700 South Federal Highway
                                      Boca Raton, FL 33432, U.S.A.
                                      Attention: C. William Ferris
        If to the Subadviser:         HENDERSON INVESTMENT MANAGEMENT LIMITED
                                      3 Finsbury Avenue
                                      London EC2M 2PA
                                      United Kingdom
                                      Attention: Sean Dranfield and the Company Secretary

     16. LIMITATION OF LIABILITY OF THE TRUST, ITS TRUSTEES, AND
         SHAREHOLDERS. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any series of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with any series of the Trust must look solely to the property of such series for the enforcement of any claims against that series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of any series of the Trust. No series of the Trust shall be liable for the obligations or liabilities of any other series of the Trust.

     17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     18. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

     19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

     IN WITNESS WHEREOF, IVY MANAGEMENT, INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                          IVY MANAGEMENT, INC.

                                          By:
                                             ----------------------------
                                             Title

                                          HENDERSON INVESTMENT MANAGEMENT
                                          LIMITED

                                          By:
                                             ----------------------------
                                             Title

                                   SCHEDULE A
                        TO SUBADVISORY AGREEMENT BETWEEN
        IVY MANAGEMENT, INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED
                                DATED [ ], 1999
                      ------------------------------------

Funds:


IVY INTERNATIONAL SMALL COMPANIES FUND -- 50% of Fund's net assets

                                   SCHEDULE B
                        TO SUBADVISORY AGREEMENT BETWEEN
        IVY MANAGEMENT, INC. AND HENDERSON INVESTMENT MANAGEMENT LIMITED
                                DATED [ ], 1999
                      ------------------------------------

Fee schedule:


IVY INTERNATIONAL SMALL COMPANIES FUND: payable monthly at an annual rate of 0.50% of the portion of the Fund's average daily net assets managed by the Subadviser.

                                                                       EXHIBIT B


     The table below sets forth the net assets and the subadvisory fee rates paid by J. & W. Seligman & Co. Incorporated to Henderson (or its predecessor) for the fiscal year ended October 31, 1998 with respect to each series of Seligman Henderson Global Fund Series, Inc. and other investment companies which have investment objectives similar to the Fund:



                                                     APPROXIMATE NET
                                                       ASSETS AS OF     FISCAL 1998 SUBADVISORY
                                                     OCTOBER 31, 1998    FEE AS A % OF AVERAGE
            NAME OF INVESTMENT COMPANY               (000'S OMITTED)       DAILY NET ASSETS
            --------------------------               ----------------   -----------------------
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:
  International Fund...............................      $ 83,233                0.90%
  Global Growth Opportunities Fund.................      $117,663                0.90%
  Global Smaller Companies Fund....................      $471,140                0.90%
  Global Technology Fund...........................      $296,924                0.90%

SELIGMAN PORTFOLIOS, INC.:*
  Seligman Henderson International Portfolio.......      $  9,182                0.33%
  Seligman Henderson Global Growth Opportunities
     Portfolio.....................................      $  5,449                0.29%
  Seligman Henderson Global Smaller Companies
     Portfolio.....................................      $ 20,505                0.84%
  Seligman Henderson Global Technology Portfolio...      $  3,686                0.30%


---------------

* Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products. The net assets and subadvisory fee rates shown above are as of/for the year ended December 31, 1997. The subadvisory fee rate is 0.90% per annum of the average daily net assets of each Portfolio; however, Henderson voluntarily waived portions of its fee for each Portfolio.

                                                                      APPENDIX 1


            BENEFICIAL OWNERS OF 5% OR MORE OF ANY CLASS OF THE FUND



                                                  NAME AND ADDRESS              NUMBER OF    PERCENT OF
TITLE OF CLASS                                  OF BENEFICIAL OWNER              SHARES        CLASS
--------------                                  -------------------            -----------   ----------
Class A..............................  Donaldson Lufkin Jenrette                19,407.118     18.82%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ 07303-9998
Class A..............................  Mackenzie Investment Mgmt. Inc.*         10,102.416      9.80%
                                       Attn: Bev Yanowitch
                                       Via Mizner Financial Plaza
                                       700 S. Federal Hwy., Ste. 300
                                       Boca Raton, FL 33432
Class A..............................  MLPF&S                                    6,712.036      6.51%
                                       For the Sole Benefit of its
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E., 3rd FL
                                       Jacksonville, FL 32246
Class B..............................  MLPF&S                                   27,683.534     23.93%
                                       For the Sole Benefit of its
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E., 3rd FL
                                       Jacksonville, FL 32246
Class B..............................  PaineWebber for the Benefit of            5,818.415      5.03%
                                       B. Carmage Walls Trust #10
                                       FBO Lissa Walls Trust
                                       and Cooper Walls TTEE 6/26/70
                                       PO Box 42828
                                       Houston, TX 77242
Class C..............................  MLPF&S                                  113,960.617     89.24%
                                       For the Sole Benefit of its
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Dr. E., 3rd FL
                                       Jacksonville, FL 32246


---------------


* Mackenzie Investment Management Inc. is both the shareholder of record and beneficial owner of the shares noted. Each of the other entities set forth above is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although they generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                     IVY INTERNATIONAL SMALL COMPANIES FUND
                                  A SERIES OF
                                    IVY FUND


                   THIS PROXY CARD IS SOLICITED ON BEHALF OF
                       THE BOARD OF TRUSTEES OF IVY FUND


    The undersigned, having received Notice of the January 29, 1999 Special Meeting of Shareholders of Ivy International Small Companies Fund (the "Fund") and the related Proxy Statement, hereby appoints Keith J. Carlson and C. William Ferris and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Ivy Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on January 29, 1999, at 10:00 a.m., Eastern time, and at any adjournments thereof.


THIS PROXY CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR APPROVAL OF THE PROPOSAL.


Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.


To approve the Subadvisory Agreement between Ivy Management, Inc. and Henderson Investment Management Limited.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.

                                            Dated _________________ , 199 _____

                                            Please sign exactly as your name or
                                            names appears on this card. When
                                            account is joint tenants, all should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give title. If a
                                            corporation or partnership, sign in
                                            entity's name and by authorized
                                            persons.


                                            X __________________________________

                                            X __________________________________


PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.